Trade and other receivables	12 Months Ended
Mar. 31, 2019
Trade and other receivables [abstract]
Trade and other receivables
Trade and other receivables

Trade and other receivables are amounts which are due from our customers for services we have provided.

Trade and other receivables are initially recognised at fair value and subsequently measured at amortised cost, less any appropriate allowances for estimated irrecoverable amounts.

	2019	2018
	£m	£m
Trade receivables	1,899	1,674
Accrued income	883	817
Prepayments	237	229
Other receivables	134	78
	3,153	2,798
Trade receivables are non-interest-bearing and generally have a  30 to 90 days term. Due to their short maturities, the fair value of trade and other receivables approximates their book value. The maximum exposure of trade receivables to credit risk is the gross carrying amount of £2,293 million (2018: £1,983 million).
Provision for impairment of receivables
IFRS 9, effective from 1 April 2018, has changed the basis upon which the impairment provision is calculated. Under IFRS 9, a provision is recognised for credit losses at an amount equal to the expected credit losses that will arise over the lifetime of the trade receivables. Under IAS 39, a provision is established for irrecoverable amounts when there is objective evidence that amounts due under the original payment terms will not be collected. Comparative amounts have not been restated, with the 2018 impairment provision being calculated under IAS 39 and the 2019 impairment provision being calculated on the basis of expected losses under IFRS 9.

	2019	2018
	£m	£m
At 1 April	309	424
Exchange adjustments	24	(42)
Charge for the year, net of recoveries	181	36
Uncollectible amounts written off	(120)	(109)
At 31 March	394	309

The provision for retail customer receivables in the US is calculated based on a series of provision matrices which are prepared by regulated entity and by customer type. The expected loss rates in each provision matrix are based on historical loss rates adjusted for current and forecasted economic conditions at the balance sheet date. The inclusion of forward-looking information in the provision matrix setting process under IFRS 9 resulted in loss rates that reflect expected future economic conditions and the recognition of an expected loss on all debtors even where no loss event has occurred. This had no material impact on the estimation process during the year.
The average expected loss rates and balances for the retail customer receivables in our US operations are set out below:

	2019	2019	2018	2018
	%	£m	%	£m
0 – 30 days	3	736	3	741
30 – 60 days	12	194	8	192
60 – 90 days	20	89	19	97
3 – 6 months	30	109	29	97
6 – 12 months	39	99	39	88
Over 12 months	68	238	69	218

US retail customer receivables are not collateralised. Write-off policies vary as they are aligned with regulatory requirements, which differ between regulators. Receivables are not modified but are written off when regulatory requirements are met. There were no significant amounts written off during the period but still subject to enforcement action. Our internal definition of default is aligned with that of the individual regulators in each jurisdiction.
There are no material bad debt provisions in the UK businesses, as they have no retail customer receivables. A provision matrix is not used in the UK as an assessment of expected losses on individual debtors is performed. This is also the case for non-retail US customer receivables.
Trade receivables past due

	2019	2018
	£m	£m
Up to 3 months past due	295	271
3 to 6 months past due	108	73
Over 6 months past due	160	131
	563	475

For further information on our wholesale and retail credit risk, refer to note 32(a).